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WORLD OMNI FINANCIAL CORP.
WORLD OMNI MASTER OWNER TRUST
SERIES 1999-VFN SUPPLEMENT, SERIES 2000-1 SUPPLEMENT
CERTIFICATE DATE AS OF :                                            December 15, 2000
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                                                                    For Month of:
POOL BALANCE:                                                       Noember, 2000
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

Pool Balance, beginning of month                                    $775,418,493.16

Pool Balance, end of month                                          $844,070,519.72

Pool Balance, average                                               $813,061,955.86

Required Pool Balance, end of month                                 $844,070,519.72



COLLECTIONS & SERIES ALLOCATIONS                                    Month of:
                                                                    November , 2000

Series Allocable Principal Collections
   Series 1999-VFN                                                  $ 10,681,444.86
   Series 2000-1                                                    $441,653,718.80
                                                                    $452,335,163.66

Series Allocable Non-Principal Collections
   Series 1999-VFN                                                  $         76.25
   Series 2000-1                                                    $  6,118,342.22
                                                                    $  6,118,418.47

Series Allocable Miscellaneous Payments
   Series 1999-VFN                                                  $ -
   Series 2000-1                                                    $ -
                                                                    $ -

Investment Proceeds
   Series 1999-VFN                                                  $      5,590.62
   Series 2000-1                                                    $     92,606.85
                                                                    $     98,197.47


CONTROLLED DEPOSIT AMOUNT FOR COLLECTION PERIOD                     Month of:
                                                                    November , 2000

1999-VFN                                                            $          0.00
Series 2000-1 Class A                                               $          0.00
Series 2000-1 Class B                                               $          0.00


ALLOCATION PERCENTAGES FOR COLLECTION PERIOD                        First day of:
                                                                    November , 2000

Series Allocation Percentages
     Series 1999-VFN                                                           0.00%
     Series 2000-1                                                           100.00%

Floating Allocation Percentages
     Series 1999-VFN                                                           0.00%
     Series 2000-1                                                            89.52%

Principal Allocation Percentages
     Series 1999-VFN                                                           0.00%
     Series 2000-1                                                             0.00%


ALLOCATIONS OF SERIES ALLOCABLE AMOUNTS WITHIN SERIES               Month of:
                                                                    November , 2000


Series 1999-VFN

Series Allocable Principal Collections
Excess Certificateholder Percentage:                                $        538.97
Floating Allocation Percentage:                                     $  9,717,773.07
Cert. Percentage minus Excess Cert. Percentage:                     $    963,132.82
                                                                    $ 10,681,444.86

Series Allocable Non-Principal Collections
Excess Certificateholder Percentage:                                $          0.00
Floating Allocation Percentage:                                     $         69.37
Cert. Percentage minus Excess Cert. Percentage:                     $          6.88
                                                                    $         76.25

Series 2000-1

Series Allocable Principal Collections
Excess Certificateholder Percentage:                                $    177,936.10
Floating Allocation Percentage:                                     $396,327,312.65
Cert. Percentage minus Excess Cert. Percentage:                     $ 45,148,470.05
                                                                    $441,653,718.80

Series Allocable Non-Principal Collections
Excess Certificateholder Percentage:                                $      3,097.66
Floating Allocation Percentage:                                     $  5,476,976.76
Cert. Percentage minus Excess Cert. Percentage:                     $    638,267.80
                                                                    $  6,118,342.22


                                                                    Paid on:
MONTHLY DISTRIBUTIONS                                               December 15, 2000

Principal Distributions to Investors
     Series 1999-VFN                                                $ -
     Series 2000-1 Class A                                          $ -
     Series 2000-1 Class B                                          $ -

Principal Distributions to Investors - $ per thousand
     Series 1999-VFN                                                $          0.00000000
     Series 2000-1 Class A                                          $          0.00000000
     Series 2000-1 Class B                                          $          0.00000000

Monthly Interest to Investors
     Series 1999-VFN                                                $    387,522.62
     Series 2000-1 Class A                                          $  3,636,441.67
     Series 2000-1 Class B                                          $    318,150.00

Monthly Interest to Investors - $ per thousand
     Series 1999-VFN                                                $          5.16696827
     Series 2000-1 Class A                                          $          5.62916667
     Series 2000-1 Class B                                          $          5.89166667


Rated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                                $          0.00

Noteholder Monthly Servicing Fee
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $    578,444.23

Reserve Fund Deposit Amount
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $          0.00

Investor Default Amount
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $          0.00

Monthly Dilution Amount
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $          0.00

Noteholder Charge-Off Reversal Amount
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $          0.00

Investor Default Amount and Monthly Dilution Amount Not Previously Reinstated
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $          0.00

Carry-Over Amount
     Series 2000-1 Class A                                          $          0.00
     Series 2000-1 Class B                                          $          0.00


MONTHLY DISTRIBUTIONS (Cont.)                                       Paid on:
                                                                    December 15, 2000

Unrated Variable Funding Increased Cost Amounts
     Series 1999-VFN                                                $          0.00

Previously waived servicing fee
     Series 1999-VFN                                                $          0.00
     Series 2000-1                                                  $          0.00

Collections Released to Cert. during Collection Period              $452,926,944.24

Excess Distributed to Cert. on Payment Date                         $    704,276.85

FUNDED AND INVESTED AMOUNTS:                                        Last day of:
                                                                    November , 2000

SERIES 1999-VFN SUPPLEMENT
Initial Funded Amount                                               $600,000,000.00
Incremental Funded Amounts (Cumulative)                             $110,000,000.00
Principal Distributed to Investors (Cumulative)                     $635,000,000.00
Unreimbursed Investor Charge Offs (Cumulative)                      $          0.00
   Funded Amount                                                    $ 75,000,000.00

Series Excess Funding Amount                                        $  1,043,905.68
Principal Funding Account Balance                                   $          0.00
   Invested Amount                                                  $ 73,956,094.32

SERIES 2000-1 SUPPLEMENT CLASS A
Initial Invested Amount                                             $646,000,000.00
Principal Distributed to Investors (Cumulative)                     $          0.00
Principal Funding Account Balance                                   $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                      $          0.00
Series Excess Funding Amount                                        $  9,796,071.46
   Invested Amount                                                  $636,203,928.54

SERIES 2000-1 SUPPLEMENT CLASS B
Initial Invested Amount                                             $ 54,000,000.00
Principal Distributed to Investors (Cumulative)                     $          0.00
Principal Funding Account Balance                                   $          0.00
Unreimbursed Investor Charge Offs (Cumulative)                      $          0.00
Series Excess Funding Amount                                        $          0.00
   Invested Amount                                                  $ 54,000,000.00

BALANCES AS OF PAYMENT DATE                                         As of:
                                                                    December 15, 2000

Series 1999-VFN
   Reserve Fund Balance                                             $    375,000.00
   Reserve Fund Deficiency Amount                                   $          0.00
   Principal Funding Account Balance                                $          0.00
   Outstanding Principal Balance                                    $ 75,000,000.00

Series 2000-1
   Reserve Fund Balance                                             $  3,500,000.00
   Reserve Fund Deficiency Amount                                   $          0.00
   Principal Funding Account Balance                                $          0.00
   Outstanding Principal Balance, Class A                           $646,000,000.00
   Outstanding Principal Balance, Class B                           $ 54,000,000.00


TRUST INCREMENTAL SUBORDINATED AMOUNT                               Last day of:
     To be used in the following month's computations.              November , 2000

Pool Total Components of Excess Receivables:
     Used Vehicles                                                  $ 89,334,067.08
     Finance Hold Receivables (for Credit Reasons Only)             $  7,973,810.50
     Delayed Payment Program                                        $    836,414.00

Pool Limits on Components of Excess Receivables:
     Used Vehicles                                                  $211,017,629.93
     Finance Hold Receivables                                       $          0.00
     Delayed Payment Program                                        $ 16,881,410.39

Total Excess Receivables                                            $  7,973,810.50

Overconcentration Amount                                            $  3,851,322.89

Ineligible Amount                                                   $          0.00

Trust Incremental Subordinated Amount                               $ 11,825,133.39


POOL SERIES SUBORDINATED AMOUNTS                                    As of:
                                                                    November 30, 2000

Series Incremental Subordinated Amount
     Series 1999-VFN                                                $  1,334,132.52
     Series 2000-1                                                  $ 12,519,576.89

Required Subordinated Amount
     Series 1999-VFN                                                $  7,330,572.60
     Series 2000-1                                                  $ 72,537,309.80

Available Subordinated Amount
     Series 1999-VFN                                                $  7,330,572.60
     Series 2000-1                                                  $ 72,537,309.80


CHARGE OFFS                                                         For Month of:
                                                                    November , 2000

Defaulted Receivables                                               $          0.00

Investor/Noteholder Defaulted Amount
   Series 1999-VFN                                                  $          0.00
   Series 2000-1                                                    $          0.00

Deficiency Amount
   Series 1999-VFN                                                  $          0.00
   Series 2000-1                                                    $          0.00

Required Draw Amount
   Series 1999-VFN                                                  $          0.00
   Series 2000-1                                                    $          0.00

Investor/Noteholder Charge-Off's
   Series 1999-VFN                                                  $          0.00
   Series 2000-1                                                    $          0.00


INTEREST AND PRINCIPAL SHORTFALLS (CUMULATIVE)                      As of:
                                                                    December 15, 2000

Interest Shortfalls as of Current Payment Date
     Series 1999-VFN                                                $          0.00
     Series 2000-1 Class A                                          $          0.00
     Series 2000-1 Class B                                          $          0.00

Change in Interest Shortfalls from Previous Payment Date
     Series 1999-VFN                                                $          0.00
     Series 2000-1 Class A                                          $          0.00
     Series 2000-1 Class B                                          $          0.00

Principal Shortfalls as of Current Payment Date
     Series 1999-VFN                                                $          0.00
     Series 2000-1 Class A                                          $          0.00
     Series 2000-1 Class B                                          $          0.00

Change in Principal Shortfalls from Previous Payment Date
     Series 1999-VFN                                                $          0.00
     Series 2000-1 Class A                                          $          0.00
     Series 2000-1 Class B                                          $          0.00



INTEREST RATE FOR NEXT PAYMENT DATE                                 As of:
                                                                    December 15, 2000

1999-VFN Estimated                                                             6.9600000%
Series 2000-1 Class A                                                          6.8450000%
Series 2000-1 Class B                                                          7.1600000%


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